UNITED STATES
SECURITIES AND EXCHANGE
COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 1, 2008

CastlePoint Holdings, Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-33374	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Victoria Hall, 11 Victoria Street, Hamilton, Bermuda	HM 11
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code	(441) 294-6409

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01     OTHER EVENTS.

On April 1, 2008, CastlePoint Holdings, Ltd. issued a press release entitled “CastlePoint Doubles Quarterly Dividend to $0.05 Per Share” in which it announced that the quarterly dividend payable on June 30, 2008 to shareholders of record as of June 16, 2008 would be $0.05 per share, which is an increase from its prior dividend of $0.025 per share, and represents a 100% increase in the annualized dividend from $0.10 per share to $0.20 per share.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1: Press release titled "CastlePoint Doubles Quarterly Dividend to $0.05 Per Share

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CastlePoint Holdings, Ltd.

Date:	April 1, 2008

/s/ Joel S. Weiner
Joel S. Weiner
Senior Vice-president and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated April 1, 2008